Exhibit 99.2

Quarterly Investor Supplement

June 30, 2022

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended June 30, 2022. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Hima Inguva
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 47
Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:
▪Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest;
•Net guaranteed benefit gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and
•Other adjustments not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.

Voya Financial	Page 4 of 47

Explanatory Note on Non-GAAP Financial Information
Stranded Costs
As a result of the Individual Life Transaction, the historical revenues and certain expenses of the divested businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that have been divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and non-Wealth Solutions annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we ceased to incur such expenses upon the close of the Individual Life Transaction. Certain other direct costs of these businesses, including those which relate to activities for which we provide transitional services and for which we are reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe they are representative of the future run-rate of revenues and expenses of the continuing operations of our business segments. We have implemented a cost reduction strategy to address Stranded Costs.
Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Wealth Solutions, Investment Management and Health Solutions segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate
The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;
•Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;

Voya Financial	Page 5 of 47

Explanatory Note on Non-GAAP Financial Information
•Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and Other Intangibles” in our SEC filings.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since it provides the main drivers for adjusted operating earnings excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

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Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Net income (loss) available to Voya Financial, Inc.'s common shareholders	64	27	403	142	459	91	1,545
Per common share (basic)	0.62	0.26	3.66	1.24	3.81	0.88	12.71
Per common share (diluted)	0.57	0.24	3.36	1.15	3.53	0.80	11.84
Adjusted operating earnings: (1)
Before income taxes	223	209	279	388	353	431	626
After income taxes	185	172	229	315	287	357	510
Effective tax rate	17.1%	17.4%	18.0%	18.8%	18.7%	17.2%	18.5%
Per common share (Adjusted diluted)	1.67	1.47	1.90	2.57	2.20	3.14	3.90
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,904	5,586	7,641	7,777	7,750	3,904	7,750
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	4,867	5,059	5,541	5,461	5,319	4,867	5,319
Book value per common share (including AOCI)	39.88	54.66	70.88	69.19	68.34	39.88	68.34
Book value per common share (excluding AOCI) (1)	49.71	49.50	51.40	48.59	46.90	49.71	46.90
Leverage Ratios:
Debt to Capital	34.6%	28.0%	23.9%	26.2%	26.2%	34.6%	26.2%
Financial Leverage (1)	36.9%	31.9%	27.6%	29.5%	30.2%	36.9%	30.2%
Shares:
Weighted-average common shares outstanding
Basic	102	106	110	113	121	104	122
Dilutive effect of warrants	7	8	8	7	7	8	6
Other dilutive effects (2)	2	3	3	2	2	2	3
Diluted	111	117	120	122	130	114	131
Adjusted Diluted (1)	111	117	120	122	130	114	131
Ending shares outstanding	98	102	108	112	113	98	113
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	255	445	310	80	518	700	753
Dividends to common shareholders	20	21	21	19	20	41	40
Total cash returned to common shareholders	275	466	331	99	538	741	793

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

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Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Revenues (1)
Net investment income	581	630	673	731	656	1,211	1,370
Fee income	411	433	446	487	436	844	894
Premiums	595	613	544	573	516	1,208	(4,471)
Net gains (losses)	(227)	(285)	(179)	(103)	(37)	(512)	1,705
Other revenues	44	40	49	46	374	84	484
Income (loss) related to consolidated investment entities	115	83	142	275	558	198	564
Total revenues	1,519	1,514	1,675	2,009	2,503	3,033	546

Benefits and expenses (1)
Interest credited and other benefits to contract owners/policyholders	(643)	(665)	(627)	(714)	(686)	(1,308)	3,504
Operating expenses	(605)	(632)	(636)	(642)	(706)	(1,237)	(1,308)
Net amortization of DAC/VOBA	(67)	(80)	(40)	(190)	(26)	(147)	(565)
Interest expense	(33)	(40)	(59)	(39)	(39)	(73)	(88)
Operating expenses related to consolidated investment entities	(18)	(6)	(13)	(13)	(18)	(24)	(23)
Total benefits and expenses	(1,366)	(1,423)	(1,375)	(1,598)	(1,475)	(2,789)	1,520
Income (loss) from continuing operations before income taxes	153	91	300	411	1,028	244	2,066
Less:
Net investment gains (losses) and related charges and adjustments	(52)	(87)	(86)	(1)	29	(139)	67
Net guaranteed benefit gains (losses) and related charges and adjustments	3	(22)	(3)	(3)	(5)	(19)	5
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (2)	(50)	(47)	14	(173)	247	(97)	971
Income (loss) attributable to noncontrolling interests	75	43	100	214	447	118	447
Income (loss) on early extinguishment of debt	1	(5)	(21)	—	—	(4)	(10)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	4	33	—	—	4	—
Dividend payments made to preferred shareholders	4	14	4	14	4	18	18
Other adjustments	(51)	(17)	(19)	(28)	(46)	(68)	(57)
Adjusted operating earnings before income taxes (3)	223	209	279	388	353	431	626

(1) Year-to-Date 2021 results include impacts related to the Individual Life and the Non-Wealth Solution Annuities businesses that were ceded at the close of the Individual Life Transaction on January 4 ,2021: Premiums and Interest credited and other benefits include the FAS 60 reserves that were ceded at closing; Net gains (losses), Interest credited and other benefits, and Net amortization of DAC/VOBA include the investment gains and related intangible amortization and charges due to the transfer of assets to a comfort trust at closing; all Revenue and Benefit and expense lines are lower than prior periods due to the revenue and expenses related to the businesses ceded that ceased at closing.

(2) Year-to-Date 2021 results include the investment gains, net of related intangible amortization and charges, due to the transfer of assets to a comfort trust pursuant to reinsurance agreements entered into concurrent with the close of the Individual Life Transaction.

(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

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Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	486	536	571	646	596	1,021	1,170
Fee income	418	440	467	458	440	858	865
Premiums	588	591	539	543	535	1,178	1,085
Other revenue	42	35	41	42	43	77	89
Adjusted operating revenues (1)	1,534	1,601	1,618	1,689	1,614	3,135	3,209

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(667)	(694)	(650)	(633)	(627)	(1,362)	(1,280)
Operating expenses	(564)	(594)	(611)	(582)	(570)	(1,158)	(1,149)
Net amortization of DAC/VOBA	(41)	(52)	(34)	(29)	(19)	(92)	(54)
Interest expense (2)	(40)	(52)	(44)	(56)	(46)	(92)	(101)
Adjusted operating benefits and expenses	(1,311)	(1,393)	(1,339)	(1,301)	(1,261)	(2,704)	(2,583)
Adjusted operating earnings before income taxes (1)	223	209	279	388	353	431	626

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Wealth Solutions	706	754	791	857	807	1,460	1,589
Health Solutions	640	647	599	606	591	1,287	1,190
Investment Management	171	178	201	200	193	349	382
Corporate	17	22	27	25	24	39	48
Adjusted operating revenues (1)	1,534	1,601	1,618	1,689	1,614	3,135	3,209

Adjusted operating earnings
Wealth Solutions	186	205	241	319	295	391	550
Health Solutions	47	22	33	71	63	68	100
Investment Management	40	39	59	63	66	79	118
Corporate	(49)	(58)	(54)	(65)	(71)	(107)	(142)
Adjusted operating earnings before income taxes (1)	223	209	279	388	353	431	626

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings by Segment

	Three Months Ended June 30, 2022
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	446	35	5	—	486
Fee income	239	19	160	—	418
Premiums	—	588	—	—	588
Other revenue	21	(2)	6	17	42
Adjusted operating revenues (1)	706	640	171	17	1,534

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(222)	(445)	—	—	(667)
Operating expenses	(265)	(141)	(131)	(26)	(564)
Net amortization of DAC/VOBA	(33)	(8)	—	—	(41)
Interest expense (2)	—	—	—	(40)	(40)
Adjusted operating benefits and expenses	(520)	(594)	(131)	(66)	(1,311)
Adjusted operating earnings before income taxes (1)	186	47	40	(49)	223

	Three Months Ended June 30, 2021
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	525	42	27	2	596
Fee income	262	15	163	—	440
Premiums	—	535	—	—	535
Other revenue	20	(2)	3	22	43
Adjusted operating revenues (1)	807	591	193	24	1,614

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(223)	(403)	—	—	(627)
Operating expenses	(277)	(117)	(127)	(49)	(570)
Net amortization of DAC/VOBA	(12)	(6)	—	—	(19)
Interest expense (2)	—	—	—	(45)	(46)
Adjusted operating benefits and expenses	(512)	(527)	(127)	(95)	(1,261)
Adjusted operating earnings before income taxes (1)	295	63	66	(71)	353

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings by Segment

	Six Months Ended June 30, 2022
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	931	74	16	1	1,021
Fee income	495	38	325	—	858
Premiums	—	1,178	—	—	1,178
Other revenue	34	(3)	8	38	77
Adjusted operating revenues (1)	1,460	1,287	349	39	3,135

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(441)	(921)	—	—	(1,362)
Operating expenses	(551)	(282)	(271)	(54)	(1,158)
Net amortization of DAC/VOBA	(77)	(16)	—	—	(92)
Interest expense (2)	—	—	—	(92)	(92)
Adjusted operating benefits and expenses	(1,069)	(1,219)	(271)	(146)	(2,704)
Adjusted operating earnings before income taxes (1)	391	68	79	(107)	431

	Six Months Ended June 30, 2021
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,034	77	55	3	1,170
Fee income	514	31	321	—	865
Premiums	—	1,085	—	—	1,085
Other revenue	41	(3)	6	45	89
Adjusted operating revenues (1)	1,589	1,190	382	48	3,209

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(440)	(841)	—	—	(1,280)
Operating expenses	(560)	(236)	(264)	(89)	(1,149)
Net amortization of DAC/VOBA	(41)	(13)	—	—	(54)
Interest expense (2)	—	—	—	(101)	(101)
Adjusted operating benefits and expenses	(1,040)	(1,090)	(264)	(190)	(2,583)
Adjusted operating earnings before income taxes (1)	550	100	118	(142)	626

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Consolidated Balance Sheets

	Balances as of
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Assets
Total investments	40,913	42,950	45,581	46,429	45,995
Cash and cash equivalents	954	1,011	1,402	1,677	1,765
Assets held in separate accounts	80,017	93,108	100,433	96,794	97,098
Premium receivable and reinsurance recoverable, net	13,079	13,261	13,635	13,580	13,490
Short term investments under securities loan agreement and accrued investment income	1,536	1,507	1,536	1,652	1,481
Deferred policy acquisition costs, Value of business acquired	2,480	1,921	1,378	1,337	1,446
Current and deferred income taxes (1)	1,795	1,405	986	696	703
Other assets (2)	2,581	2,710	2,532	2,626	2,762
Assets related to consolidated investment entities	4,165	3,933	3,779	3,626	3,454
Total Assets	147,520	161,806	171,262	168,417	168,194
Liabilities
Future policy benefits and contract owner account balances	53,151	52,765	52,758	52,943	52,598
Liabilities related to separate accounts	80,017	93,108	100,433	96,794	97,098
Payables under securities loan agreements, including collateral held	1,220	1,124	1,183	1,201	1,004
Short-term debt	1	1	1	1	1
Long-term debt	2,385	2,406	2,595	2,970	2,969
Other liabilities (3)	2,379	2,596	2,578	2,807	3,019
Liabilities related to consolidated investment entities	2,154	2,102	1,893	1,706	1,730
Total Liabilities	141,307	154,102	161,441	158,422	158,419
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	2	2
Treasury stock	(821)	(565)	(80)	(1,906)	(1,820)
Additional paid-in capital	7,500	7,504	7,542	11,215	11,143
Retained earnings (deficit)	(1,201)	(1,269)	(1,310)	(3,238)	(3,394)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	5,479	5,671	6,153	6,073	5,931
Accumulated other comprehensive income	(963)	527	2,100	2,316	2,431
Total Voya Financial, Inc. Shareholders' Equity	4,516	6,198	8,253	8,389	8,362
Noncontrolling interest	1,697	1,506	1,568	1,606	1,413
Total Shareholders' Equity	6,213	7,704	9,821	9,995	9,775
Total Liabilities and Shareholders' Equity	147,520	161,806	171,262	168,417	168,194

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	1,507	1,520	1,504	1,517	1,638
Tax valuation allowance related to Federal NOL's	—	—	—	(180)	(180)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	290	(106)	(525)	(582)	(613)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, and other temporary differences	(2)	(9)	7	(59)	(142)
Total Current and deferred income taxes	1,795	1,405	986	696	703
Gross Unrealized Gains (losses) reflected in AOCI	(1,379)	507	2,499	2,772	2,917
21% Tax Effect	290	(106)	(525)	(582)	(613)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 12 of 47

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Wealth Solutions
Balance as of Beginning-of-Period	975	430	381	332	456	430	207
Deferrals of commissions and expenses	16	17	17	17	17	33	33
Amortization	(12)	(9)	(12)	(32)	(23)	(21)	(48)
Unlocking	(35)	(51)	(8)	10	27	(86)	10
Change in unrealized capital gains/losses	586	588	53	53	(144)	1,174	130
Balance as of End-of-Period	1,530	975	430	381	332	1,530	332
Deferred Sales Inducements as of End-of-Period (1)	26	25	23	24	24	26	24
Other (2)
Balance as of Beginning-of-Period	163	152	148	143	142	152	134
Deferrals of commissions and expenses	17	10	9	10	11	27	20
Amortization	(8)	(8)	(6)	(3)	(10)	(16)	(19)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses	8	8	2	(2)	—	16	7
Balance as of End-of-Period	180	163	152	148	143	180	143
Total
Balance as of Beginning-of-Period	1,138	582	528	475	598	582	341
Deferrals of commissions and expenses	33	27	26	27	28	60	53
Amortization	(20)	(17)	(18)	(35)	(33)	(37)	(67)
Unlocking	(35)	(51)	(8)	10	27	(86)	10
Change in unrealized capital gains/losses	594	596	55	51	(144)	1,190	137
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,710	1,138	582	528	475	1,710	475
Balance as of End-of-Period, businesses exited through reinsurance or divestment (3)	771	783	796	809	971	771	971
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,480	1,921	1,378	1,337	1,446	2,480	1,446

(1) Deferred sales inducements in other segments are insignificant.
(2) Primarily includes Health Solutions.
(3) Includes DAC and VOBA related to businesses ceded through reinsurance and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 47

Consolidated Capital Structure

	Balances as of
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021

Financial Obligations
Senior bonds	1,495	1,495	1,495	1,869	1,869
Subordinated bonds	888	909	1,098	1,098	1,098
Other debt	3	3	3	4	3
Total Financial Debt	2,386	2,407	2,596	2,971	2,970
Other financial obligations (1)	282	301	300	346	381
Total Financial Obligations	2,668	2,708	2,896	3,317	3,351

Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	4,867	5,059	5,541	5,461	5,319
Total Equity (Excluding AOCI) (3)	5,479	5,671	6,153	6,073	5,931
Accumulated other comprehensive income (AOCI)	(963)	527	2,100	2,316	2,431
Total Voya Financial, Inc. Shareholders' Equity	4,516	6,198	8,253	8,389	8,362
Noncontrolling interest	1,697	1,506	1,568	1,606	1,413
Total Shareholders' Equity	6,213	7,704	9,821	9,995	9,775

Capital
Capitalization (4)	6,902	8,605	10,849	11,360	11,332
Adjusted Capitalization (5)	8,881	10,412	12,717	13,312	13,126

Leverage Ratios
Debt to Capital (6)	34.6%	28.0%	23.9%	26.2%	26.2%
Financial Leverage (3)(7)	36.9%	31.9%	27.6%	29.5%	30.2%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(4) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(5) Includes Total Financial Obligations and Total Shareholders' Equity.
(6) Total Financial Debt divided by Capitalization.
(7) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization.

Voya Financial	Page 14 of 47

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of June 30, 2022
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement(2)	Total AUM and AUA

Wealth Solutions(1)	34,220	75,922	70,371	180,513	285,626	466,139
Health Solutions	1,981	15	—	1,996	—	1,996
Investment Management	38,686	25,252	172,414	236,352	53,359	289,710
Eliminations/Other	(36,201)	(21,172)	(11,246)	(68,619)	(44,856)	(113,475)
Total AUM and AUA	38,686	80,017	231,539	350,242	294,129	644,370

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) AUA includes Assets Under Advisement. Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative or ancillary services are performed.

Wealth Solutions

Voya Financial	Page 16 of 47
Wealth Solutions Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Sources of operating earnings before income taxes:
Gross investment income	411	397	387	390	391	809	789
Investment expenses	(20)	(19)	(20)	(20)	(20)	(39)	(40)
Credited interest	(219)	(215)	(222)	(222)	(218)	(435)	(435)
Net margin	172	163	145	148	153	335	314
Other investment income (1)	61	54	58	52	52	115	96
Investment spread and other investment income, excluding alts/prepays above/below expectations	233	217	202	200	205	450	410
Alternative investment income and prepayment fees above (below) long-term expectations	(7)	52	82	147	96	45	177
Investment spread and other investment income	226	269	285	347	301	495	587
Full service fee based revenue	145	156	171	172	165	301	321
Recordkeeping and other fee based revenue (2)	112	112	112	114	122	225	247
Total fee based margin	257	268	283	286	287	525	568
Net underwriting gain (loss) and other revenue	4	1	—	—	(5)	5	(9)
Net revenue (3)	486	538	568	633	583	1,025	1,146
Administrative expenses	(207)	(223)	(232)	(222)	(212)	(430)	(431)
Net commissions	(58)	(63)	(66)	(66)	(63)	(120)	(124)
DAC/VOBA and other intangibles amortization, excluding unlocking	(32)	(31)	(30)	(33)	(31)	(62)	(62)
DAC/VOBA and other intangibles unlocking (4)	(4)	(16)	1	7	18	(20)	21
Adjusted operating earnings before income taxes	186	205	241	319	295	391	550
Adjusted Operating Margin TTM	42.7%	45.7%	47.3%	48.9%	38.7%
Adjusted Operating Margin Excluding Notables TTM	36.2%	35.5%	35.5%	36.1%	35.0%
Full Service Revenue (5)
Full Service Investment Spread and other investment income	218	258	272	332	287	476	562
Full Service Fee Based Revenue	145	156	171	172	165	301	321
Total Full Service Revenue	363	414	443	504	452	777	883
Client Assets
Spread Based	34,220	33,759	33,359	33,519	33,212	34,220	33,212
Fee Based	369,705	414,597	434,340	421,644	424,664	369,705	424,664
Retail Client Assets (6)	22,592	26,226	28,300	27,974	28,058	22,592	28,058
Defined Contribution Investment-only Stable Value	39,622	40,391	40,246	41,329	41,901	39,622	41,901
Total Client Assets	466,139	514,972	536,246	524,466	527,835	466,139	527,835

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) The reduction in recordkeeping and other fee based revenue for the three months ending September 30, 2021 reflects the reduction in fee revenue related to the sale of our Financial Planning Channel on June 9, 2021.

(3) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes $2M loss recognition in Q3 2021.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) The June 30, 2021 balance for Retail Client Assets reflects approximately a $38 billion reduction in assets related to the sale of our Financial Planning Channel on June 9, 2021.

Voya Financial	Page 17 of 47
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Full service - Corporate markets
Client Assets, beginning of period	94,434	99,698	95,456	95,336	89,999	99,698	86,581
Transfers / Single deposits	1,176	1,676	1,575	1,925	1,164	2,852	3,078
Recurring deposits	2,297	2,558	1,938	2,003	1,994	4,855	4,221
Total Deposits	3,473	4,234	3,514	3,928	3,157	7,707	7,299
Surrenders, benefits, and product charges	(2,798)	(3,623)	(3,941)	(3,340)	(2,969)	(6,421)	(6,427)
Net Flows	674	612	(427)	587	188	1,286	871
Interest credited and investment performance	(11,779)	(5,875)	4,669	(467)	5,150	(17,655)	7,884
Client Assets, end of period - Corporate markets	83,329	94,434	99,698	95,456	95,336	83,329	95,336

Full service - Tax-exempt markets
Client Assets, beginning of period	83,727	88,004	84,929	85,179	81,180	88,004	78,831
Transfers / Single deposits	534	374	399	415	493	908	1,531
Recurring deposits	1,006	1,046	980	955	964	2,053	1,959
Total Deposits	1,540	1,420	1,379	1,371	1,457	2,961	3,490
Surrenders, benefits, and product charges	(1,215)	(1,586)	(1,836)	(1,603)	(1,407)	(2,800)	(3,255)
Net Flows	326	(165)	(457)	(232)	50	160	235
Interest credited and investment performance	(8,426)	(4,112)	3,533	(17)	3,948	(12,538)	6,112
Client Assets, end of period - Tax-exempt markets	75,627	83,727	88,004	84,929	85,179	75,627	85,179

Full Service - Total
Client Assets, beginning of period	178,161	187,702	180,385	180,515	171,179	187,702	165,412
Transfers / Single deposits	1,710	2,050	1,974	2,340	1,657	3,760	4,609
Recurring deposits	3,303	3,604	2,918	2,958	2,958	6,908	6,180
Total Deposits	5,013	5,654	4,893	5,299	4,614	10,668	10,789
Surrenders, benefits, and product charges	(4,013)	(5,209)	(5,777)	(4,943)	(4,376)	(9,221)	(9,682)
Net Flows	1,000	446	(884)	355	238	1,446	1,106
Interest credited and investment performance	(20,205)	(9,987)	8,202	(484)	9,098	(30,193)	13,996
Client Assets, end of period - Full Service Total	158,956	178,161	187,702	180,385	180,515	158,956	180,515

Full Service - Client Assets
Fee-based	125,206	144,888	154,839	147,378	147,835	125,206	147,835
Spread-based	33,749	33,273	32,864	33,006	32,679	33,749	32,679
Client Assets, end of period - Full Service Total	158,956	178,161	187,702	180,385	180,515	158,956	180,515

Voya Financial	Page 18 of 47
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Recordkeeping
Client Assets, beginning of period	269,708	279,501	274,265	276,829	261,645	279,501	247,309
Transfers / Single deposits	1,595	1,955	812	638	1,256	3,549	6,981
Recurring deposits	4,359	5,217	3,892	3,865	4,113	9,576	8,773
Total Deposits	5,954	7,172	4,705	4,503	5,369	13,126	15,754
Surrenders, benefits, and product charges	(5,730)	(8,065)	(12,451)	(6,256)	(6,124)	(13,794)	(12,984)
Net Flows	224	(893)	(7,747)	(1,753)	(755)	(669)	2,770
Interest credited and investment performance	(25,435)	(8,900)	12,982	(810)	15,939	(34,334)	26,750
Client Assets, end of period - Recordkeeping	244,499	269,708	279,501	274,265	276,829	244,499	276,829

Total Defined Contribution (1)
Client Assets, beginning of period	447,870	467,203	454,650	457,343	432,823	467,203	412,721
Transfers / Single deposits	3,304	4,005	2,786	2,978	2,912	7,309	11,589
Recurring deposits	7,663	8,822	6,811	6,823	7,071	16,484	14,953
Total Deposits	10,967	12,827	9,597	9,801	9,983	23,793	26,542
Surrenders, benefits, and product charges	(9,743)	(13,273)	(18,229)	(11,199)	(10,500)	(23,016)	(22,667)
Net Flows	1,224	(446)	(8,632)	(1,398)	(517)	778	3,875
Interest credited and investment performance	(45,640)	(18,887)	21,184	(1,295)	25,037	(64,527)	40,747
Client Assets, end of period - Total Defined Contribution	403,454	447,870	467,203	454,650	457,343	403,454	457,343

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	40,390	40,246	41,329	41,902	42,442	40,246	42,864
Transfers / Single deposits	630	1,500	280	127	133	2,130	763
Recurring deposits	203	190	103	136	114	393	287
Total Deposits	833	1,690	382	262	247	2,523	1,050
Surrenders, benefits, and product charges	(284)	(545)	(1,112)	(982)	(749)	(829)	(1,708)
Net Flows	549	1,144	(730)	(719)	(502)	1,694	(658)
Interest credited and investment performance	(1,319)	(1,000)	(353)	148	(38)	(2,319)	(304)
Assets, end of period - Defined Contribution Investment-only SV	39,622	40,390	40,246	41,329	41,902	39,622	41,902

Retail Client Assets (3)	22,598	26,232	28,306	27,980	28,064	22,598	28,064

Other Assets (4)	465	480	490	507	527	465	527

Total Client Assets	466,139	514,972	536,246	524,466	527,835	466,139	527,835

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors. The reduction in the June 30, 2021 balance reflects approximately a $38 billion reduction in assets related to the sale of our Financial Planning Channel on June 9, 2021.

(4) Includes other guaranteed payout products.

Health Solutions

Voya Financial	Page 20 of 47
Health Solutions Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Sources of operating earnings before income taxes:
Gross investment income	25	23	23	24	21	48	43
Investment expenses	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Credited interest	(13)	(13)	(13)	(14)	(14)	(27)	(28)
Net margin	10	9	9	9	7	19	15
Other investment income	12	12	10	9	9	23	17
Investment spread and other investment income, excluding alts/prepays above/below expectations	22	20	20	18	16	42	33
Alternative investment income and prepayment fees above (below) long-term expectations	—	5	9	14	11	5	18
Investment spread and other investment income	22	25	28	32	27	47	51
Net underwriting gain (loss) and other revenue	173	146	144	168	162	319	299
Net revenue (1)	195	171	172	200	189	366	350
Administrative expenses	(67)	(72)	(66)	(59)	(56)	(139)	(112)
Premium taxes, fees and assessments	(32)	(28)	(29)	(27)	(29)	(59)	(53)
Net commissions	(42)	(42)	(38)	(37)	(36)	(84)	(72)
DAC/VOBA and other intangibles amortization, excluding unlocking	(8)	(8)	(6)	(7)	(6)	(16)	(13)
Adjusted operating earnings before income taxes	47	22	33	71	63	68	100
Adjusted Operating Margin TTM	23.4%	25.8%	28.3%	31.1%	30.3%
Adjusted Operating Margin Excluding Notables TTM	29.5%	31.7%	33.5%	34.0%	33.4%
Group life:
Premiums	148	143	140	139	135	291	271
Benefits	(133)	(167)	(136)	(132)	(119)	(299)	(256)
Other (2)	(2)	(2)	(2)	—	(1)	(4)	(8)
Total Group life	13	(26)	1	7	15	(13)	7
Group Life Loss Ratio (Interest adjusted)	89.9%	116.4%	97.5%	95.6%	88.2%	102.9%	94.5%
Group stop loss:
Premiums	302	303	288	291	295	605	586
Benefits	(238)	(232)	(224)	(226)	(231)	(470)	(451)
Other (2)	(1)	(1)	(1)	(1)	(1)	(2)	(3)
Total Group stop loss	63	70	63	64	63	133	132
Stop loss Loss Ratio	78.9%	76.5%	77.7%	77.5%	78.2%	77.7%	76.9%
Voluntary Benefits, Disability, and Other	98	101	79	97	83	199	159
Net underwriting gain (loss) and other revenue
Premiums	609	602	562	564	562	1,211	1,123
Benefits	(433)	(458)	(419)	(399)	(400)	(890)	(813)
Other (2)	(3)	1	1	2	—	(2)	(10)
Total Net underwriting gain (loss) and other revenue	173	146	144	168	162	319	299
Total Aggregate Loss Ratio TTM (3)	73.1%	73.1%	72.5%	71.6%	71.6%	73.1%	71.6%

(1) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(3) Total Aggregate Loss Ratio is calculated using trailing twelve months..

Voya Financial	Page 21 of 47
Health Solutions Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Sales by Product Line:
Group life and Disability	14	86	12	18	21	100	81
Stop loss	24	323	14	24	20	347	317
Voluntary	20	104	6	11	29	124	110
Total sales by product line	58	513	31	53	70	570	508

Total gross premiums and deposits	671	660	610	611	602	1,330	1,209

Annualized In-force Premiums by Product Line:
Group life and Disability	811	807	752	771	749	811	749
Stop loss	1,231	1,220	1,181	1,184	1,191	1,231	1,191
Voluntary	681	678	576	561	550	681	550
Total annualized in-force premiums	2,722	2,705	2,510	2,515	2,490	2,722	2,490

Assets Under Management by Fund Group:
General account	1,981	1,886	1,869	1,924	1,888	1,981	1,888
Separate account	15	17	18	17	17	15	17
Total AUM	1,996	1,903	1,887	1,941	1,905	1,996	1,905

Investment Management

Voya Financial	Page 23 of 47
Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	8	8	8	8	7	16	13
Alternative investment income and prepayment fees above (below) long-term expectations	(3)	3	12	21	20	—	42
Investment spread and other investment income	6	11	20	29	27	17	55
Fee based margin (1)	165	167	181	172	165	333	327
Net revenue (2)	171	178	201	200	192	349	382
Administrative expenses (3)	(131)	(139)	(142)	(138)	(127)	(271)	(264)
Adjusted operating earnings before income taxes	40	39	59	63	66	79	118
Adjusted Operating Margin TTM	26.8%	29.4%	30.7%	33.2%	32.3%
Adjusted Operating Margin Excluding Notables TTM	25.0%	25.9%	25.7%	25.9%	25.3%
Fee based margin (1)
Investment advisory and administrative revenue	160	165	178	167	163	324	321
Other fee based margin	6	2	3	5	2	9	6
Fee based margin	165	167	181	172	165	333	327

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 24 of 47
Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Client Assets:
External Clients
Institutional	136,596	143,581	148,921	138,332	138,005	136,596	138,005
Retail	61,070	71,578	76,908	75,352	77,007	61,070	77,007
Subtotal External Clients	197,666	215,159	225,829	213,684	215,013	197,666	215,013
General Account	38,686	38,049	38,004	39,049	38,425	38,686	38,425
Total Client Assets (AUM)	236,352	253,208	263,832	252,733	253,438	236,352	253,438
Assets under Advisement and Administration (AUA)	53,359	57,187	59,823	60,666	61,893	53,359	61,893
Total AUM and AUA	289,710	310,395	323,656	313,399	315,331	289,710	315,331

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	86	87	92	83	80	173	159
Retail	49	53	59	58	57	102	110
Subtotal External Clients	134	140	151	141	137	275	269
General Account	20	20	20	20	21	40	42
Total Investment Advisory and Administrative Revenues (AUM)	154	160	171	161	158	315	311
Administration Only Fees	5	5	6	6	5	10	10
Total Investment Advisory and Administrative Revenues	160	165	178	167	163	325	321

Revenue Yield (bps) (1)
External Clients
Institutional	24.5	23.7	25.3	23.9	23.5	24.1	23.3
Retail	29.4	29.1	30.6	30.1	29.6	29.3	29.0
Revenue Yield on External Clients	26.1	25.5	27.1	26.1	25.7	25.8	25.4
General Account	21.1	21.1	21.0	21.2	21.3	21.1	21.6
Revenue Yield on Client Assets (AUM)	25.3	24.8	26.2	25.4	25.0	25.1	24.8
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.8	3.5	4.1	3.9	3.5	3.6	3.5
Total Revenue Yield on AUM and AUA (bps)	21.3	20.9	22.1	21.2	20.8	21.2	20.6

Revenue Yield on Client Assets (AUM) - trailing twelve months	25.8	25.4	25.2	25.4	25.3	25.8	25.3

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 25 of 47
Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Institutional AUM:
Beginning of period AUM	143,580	148,921	138,332	138,005	134,460	148,921	111,964
Inflows	5,500	5,963	12,899	5,868	4,504	11,463	8,550
Outflows	(3,502)	(3,742)	(3,383)	(6,621)	(4,064)	(7,243)	(8,238)
Net flows- Institutional	1,998	2,221	9,516	(753)	440	4,219	312
Change in Market Value	(8,803)	(7,411)	1,028	509	3,395	(16,214)	834
Other (Including Acquisitions / Divestitures)	(180)	(151)	45	571	(290)	(330)	24,895
End of period AUM - Institutional	136,595	143,580	148,921	138,332	138,005	136,596	138,005
Organic Growth (Net Flows/Beginning of period AUM)	1.4%	1.5%	6.9%	-0.5%	0.3%	2.8%	0.3%
Market Growth %	-6.1%	-5.0%	0.7%	0.4%	2.5%	-10.9%	0.7%
Retail AUM:
Beginning of period AUM	71,579	76,908	75,352	77,008	75,382	76,908	75,116
Inflows	2,290	2,609	2,207	2,077	2,201	4,898	5,172
Outflows	(3,728)	(3,502)	(2,727)	(2,418)	(2,392)	(7,230)	(5,615)
Net flows- Retail	(1,439)	(893)	(520)	(341)	(191)	(2,332)	(443)
Net Money Market Flows	120	(18)	11	(43)	(101)	102	(258)
Change in Market Value	(8,352)	(4,181)	3,001	57	4,047	(12,533)	5,651
Net Flows from Divested Businesses	(525)	(668)	(761)	(708)	(710)	(1,193)	(1,505)
Other (Including Acquisitions / Divestitures)	(313)	431	(174)	(621)	(1,419)	118	(1,553)
End of period AUM - Retail	61,070	71,579	76,908	75,352	77,008	61,070	77,008
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-2.0%	-1.2%	-0.7%	-0.4%	-0.3%	-3.0%	-0.6%
Market Growth %	-11.7%	-5.4%	4.0%	0.1%	5.4%	-16.3%	7.5%
Net Flows:
Institutional Net Flows	1,998	2,221	9,516	(753)	440	4,219	312
Retail Net Flows	(1,439)	(893)	(520)	(341)	(191)	(2,332)	(443)
Net Flows from Divested Businesses	(525)	(668)	(761)	(708)	(710)	(1,193)	(1,505)
Total Net Flows	34	660	8,234	(1,802)	(461)	694	(1,636)
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements	559	1,328	8,995	(1,094)	249	1,887	(131)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM)	0.3%	0.6%	4.2%	-0.5%	0.1%	0.8%	-0.1%

Voya Financial	Page 26 of 47
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Institutional
Equity	12,086	14,830	14,994	14,632	14,526
Fixed Income - Public	62,378	67,693	72,550	65,494	66,531
Fixed Income - Privates	47,177	45,985	46,631	44,109	42,561
Alternatives	14,955	15,073	14,746	14,097	14,388
Money Market	—	—	—	—	—
Total	136,596	143,581	148,921	138,332	138,005

Retail
Equity	36,100	44,128	47,583	45,737	47,168
Fixed Income - Public	22,124	24,749	26,676	27,045	27,289
Fixed Income - Privates	547	611	634	638	640
Alternatives	611	542	470	407	350
Money Market	1,688	1,548	1,546	1,526	1,560
Total	61,070	71,578	76,908	75,352	77,007

General Account
Equity	242	216	308	377	425
Fixed Income - Public	20,416	20,217	20,000	20,426	19,831
Fixed Income - Privates	14,764	14,500	14,601	14,546	14,644
Alternatives	2,732	2,628	2,645	2,780	2,778
Money Market	532	488	449	920	748
Total	38,686	38,049	38,004	39,049	38,425

Combined Asset Type
Equity	48,429	59,174	62,884	60,746	62,118
Fixed Income - Public	104,917	112,659	119,225	112,965	113,651
Fixed Income - Privates	62,488	61,097	61,867	59,292	57,846
Alternatives	18,298	18,243	17,861	17,285	17,516
Money Market	2,220	2,036	1,995	2,446	2,308
Total	236,352	253,208	263,832	252,733	253,438

Total Private and Alternative Assets	80,786	79,340	79,728	76,577	75,361
% of Private and Alternative Assets / Total AUM	34.2%	31.3%	30.2%	30.3%	29.7%

Total Wealth Assets	101,885	110,305	112,905	112,941	113,309
% of Wealth Assets / Total AUM	43.1%	43.6%	42.8%	44.7%	44.7%

Corporate

Voya Financial	Page 28 of 47

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Interest expense (excluding Preferred stock dividends) (1)	(36)	(38)	(40)	(42)	(41)	(74)	(83)
Preferred stock dividends	(4)	(14)	(4)	(14)	(4)	(18)	(18)
Amortization of intangibles	(2)	(2)	(2)	(2)	(2)	(4)	(4)
Stranded costs net of TSA revenue	(4)	(4)	3	3	(8)	(8)	(21)
Other	(3)	—	(11)	(10)	(16)	(3)	(16)
Adjusted operating earnings before income taxes	(49)	(58)	(54)	(65)	(71)	(107)	(142)

(1) Includes interest expense related to intercompany loans and other operating expenses related to financing agreements.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 30 of 47
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Net Revenue Excluding Notable Items

Wealth Solutions
Investment spread and other investment income	233	217	202	200	205	852	787
Fee based margin	257	268	283	286	277	1,094	1,040
Net underwriting gain (loss) and other revenue	4	1	—	—	(5)	5	(18)
Wealth Solutions Net Revenue	494	486	485	486	477	1,951	1,810

Health Solutions
Investment spread and other investment income	22	20	20	18	16	80	58
Net underwriting gain (loss) and other revenue	173	186	178	186	173	723	654
Health Solutions Net Revenue	195	206	198	204	188	803	712

Investment Management
Investment capital and other investment income	8	8	8	8	7	32	24
Fee based margin	165	167	196	172	165	700	657
Investment Management Net Revenue	173	175	204	180	172	732	681
Total Net Revenue Excluding Notable Items (1)	862	867	887	870	837	3,486	3,203

Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	197	169	158	183	176	707	633
Health Solutions	47	57	58	75	62	237	238
Investment Management	42	37	58	46	48	183	172
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	286	263	274	304	286	1,127	1,043
Corporate	(49)	(58)	(38)	(50)	(52)	(195)	(226)
Total Adjusted Operating Earnings Excluding Notable Items (1)	237	205	236	254	234	932	817

Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	39.9%	34.8%	32.6%	37.7%	36.9%	36.2%	35.0%
Health Solutions	24.1%	27.7%	29.3%	36.8%	33.0%	29.5%	33.4%
Investment Management	24.3%	21.1%	28.4%	25.6%	27.9%	25.0%	25.3%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	33.2%	30.3%	30.9%	34.9%	34.2%	32.3%	32.6%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	27.5%	23.6%	26.6%	29.2%	28.0%	26.7%	25.5%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	36.2%	35.5%	35.5%	36.1%	35.0%
Health Solutions	29.5%	31.7%	33.5%	34.0%	33.4%
Investment Management	25.0%	25.9%	25.7%	25.9%	25.3%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	32.3%	32.5%	32.9%	33.5%	32.6%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	26.7%	26.7%	26.9%	27.0%	25.5%

(1) See the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 31 of 47
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Wealth Solutions	(207)	(223)	(232)	(222)	(212)	(884)	(839)
Health Solutions	(67)	(72)	(66)	(59)	(56)	(264)	(213)
Investment Management	(131)	(139)	(142)	(138)	(127)	(550)	(535)
Stranded costs net of TSA revenue(1)	(4)	(4)	3	3	(8)	(2)	(21)
Total Administrative Expenses(2)	(409)	(438)	(437)	(416)	(403)	(1,700)	(1,608)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals above (below) target performance, pension, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 47
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021

Wealth Solutions
Adjusted operating earnings before income taxes	951	1,060	1,110	1,127	833
Less:
DAC/VOBA and other intangibles unlocking	(12)	10	29	57	(122)
Adjusted Operating Earnings - excluding Unlocking before interest	964	1,050	1,082	1,070	955
Income tax expense	164	182	188	184	159
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	800	868	894	886	797

Adjusted Operating effective tax rate, excluding Unlocking (2)	16.1%	16.9%	16.9%	17.8%	17.4%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	17.0%	17.3%	17.3%	17.2%	16.6%
Average Capital	3,761	3,755	3,775	3,799	3,817
Ending Capital	3,765	3,738	3,740	3,806	3,754
Adjusted Return on Capital	21.3%	23.1%	23.7%	23.3%	20.9%

Health Solutions
Adjusted operating earnings before income taxes	173	189	204	221	206
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	173	189	204	221	206
Income tax expense	36	40	43	46	43
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	137	149	161	175	163

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	525	509	503	507	519
Ending Capital	571	546	516	504	495
Adjusted Return on Capital	26.0%	29.3%	32.1%	34.5%	31.4%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Voya Financial	Page 33 of 47
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021

Investment Management
Adjusted operating earnings before income taxes	201	227	239	271	255
Less:
Adjusted Operating Earnings - excluding Unlocking before interest	201	227	239	271	255
Income tax expense	42	48	50	57	54
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	159	179	189	214	201

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	427	403	387	374	360
Ending Capital	486	458	420	400	373
Adjusted Return on Capital	37.0%	44.3%	48.7%	57.4%	55.9%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Investment Information

Voya Financial	Page 35 of 47
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	6/30/2022				3/31/2022				6/30/2022

Invested Assets
Book Values, Gross investment income and Earned rate(1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	13,064	32.0%	160	4.9%	13,061	32.0%	157	4.7%	13,064	32.0%	317	4.8%
Private credit	8,213	20.0%	82	4.1%	7,949	19.0%	84	4.3%	8,213	20.0%	165	4.2%
Securitized(2)(3)	10,465	25.0%	137	5.4%	10,064	25.0%	114	4.6%	10,465	25.0%	251	5.0%
Commercial mortgage loans	5,382	13.0%	54	4.1%	5,491	13.0%	54	4.0%	5,382	13.0%	108	4.0%
Municipals	964	2.0%	9	3.9%	957	2.0%	10	3.9%	964	2.0%	19	3.9%
Short-term / Treasury	798	2.0%	9	4.4%	837	2.0%	9	4.1%	798	2.0%	18	4.3%
Equity securities	309	1.0%	4	5.7%	310	1.0%	4	5.8%	309	1.0%	9	5.7%
Policy loans	373	1.0%	5	5.8%	381	1.0%	6	6.3%	373	1.0%	11	6.1%
Derivatives	(11)	—%	4	N/A	(11)	—%	3	N/A	(11)	—%	7	N/A
Book Values and Gross Investment Income before variable components	39,558	96.0%	464	4.8%	39,038	96.0%	441	4.5%	39,558	96.0%	905	4.7%

Book Values and Gross Investment Income on variable components
Limited partnership	1,814	4.0%	37	8.6%	1,794	4.0%	99	26.1%	1,814	4.0%	136	16.8%
Prepayment / Other fee income	N/A	N/A	7	0.1%	N/A	N/A	7	0.1%	N/A	N/A	14	0.1%
Book Values and Gross Investment Income (variable)	1,814	4.0%	44	N/A	1,794	4.0%	105	N/A	1,814	4.0%	150	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	41,371	100.0%	508	5.0%	40,832	100.0%	546	5.4%	41,371	100.0%	1,054	5.2%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 36 of 47
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	3/31/2022		12/31/2021		09/30/2021		06/30/2021

Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	13,151	32.0%	13,256	33.0%	13,692	33.0%	13,367	33.0%
Private credit	7,773	19.0%	7,754	19.0%	7,707	19.0%	7,824	19.0%
Securitized	10,024	25.0%	9,878	24.0%	10,022	24.0%	9,673	24.0%
Municipals	957	2.0%	965	2.0%	921	2.0%	885	2.0%
Short-term / Treasury	935	2.0%	897	2.0%	1,055	3.0%	888	2.0%
Total Fixed maturities	32,840	81.0%	32,750	81.0%	33,397	81.0%	32,637	81.0%
Commercial mortgage loans	5,490	14.0%	5,581	14.0%	5,551	14.0%	5,564	14.0%
Limited partnership	1,793	4.0%	1,687	4.0%	1,648	4.0%	1,510	4.0%
Equity securities	476	1.0%	487	1.0%	505	1.0%	473	1.0%
Total	40,599	100.0%	40,504	100.0%	41,100	100.0%	40,183	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,619	51.0%	16,745	51.0%	16,949	51.0%	16,377	50.0%
NAIC 2	14,699	45.0%	14,524	44.0%	14,834	44.0%	14,382	44.0%
NAIC 3 and below	1,522	5.0%	1,481	5.0%	1,613	5.0%	1,878	6.0%
Total Fixed maturities	32,840	100.0%	32,750	100.0%	33,397	100.0%	32,637	100.0%

Commercial Mortgage Loans:
CML 1	4,400	80.0%	4,624	83.0%	4,637	84.0%	4,731	85.0%
CML 2	966	18.0%	876	16.0%	844	15.0%	743	13.0%
CML 3 and below	125	2.0%	81	1.0%	70	1.0%	89	2.0%
Total Commercial mortgage loans	5,490	100.0%	5,581	100.0%	5,551	100.0%	5,564	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 37 of 47
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Wealth Solutions
Average alternative investments	1,634	1,534	1,508	1,439	1,366	1,584	1,246
Alternative investment income	33	89	115	166	122	122	229
Health Solutions
Average alternative investments	162	170	152	145	152	166	119
Alternative investment income	3	9	12	17	14	12	22
Investment Management
Average alternative investments	347	351	337	331	307	349	285
Alternative investment income	5	11	20	28	27	16	55

Voya Financial	Page 38 of 47
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(4)	55	81	134	91	266	275
Health Solutions	—	5	8	14	10	27	28
Investment Management	(3)	3	12	21	20	33	65
Total	(7)	63	101	169	121	326	368

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(3)	(3)	1	13	5	8	10
Health Solutions	—	—	1	1	1	2	2
Investment Management	—	—	—	—	—	—	—
Total	(3)	(3)	2	14	6	10	12

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(7)	52	82	147	96	274	286
Health Solutions	—	5	9	14	11	28	30
Investment Management	(3)	3	12	21	20	33	65
Total	(10)	60	103	182	127	335	381

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectations reported on a pre-DAC basis.

Reconciliations

Voya Financial	Page 40 of 47

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Revenues
Net investment income	581	630	673	731	656	1,211	1,370
Fee income	411	433	446	487	436	844	894
Premiums	595	613	544	573	516	1,208	(4,471)
Net gains (losses)	(227)	(285)	(179)	(103)	(37)	(512)	1,705
Other revenues	44	40	49	46	374	84	484
Income (loss) related to consolidated investment entities	115	83	142	275	558	198	564
Total revenues	1,519	1,514	1,675	2,009	2,503	3,033	546

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(643)	(665)	(627)	(714)	(686)	(1,308)	3,504
Operating expenses	(605)	(632)	(636)	(642)	(706)	(1,237)	(1,308)
Net amortization of DAC/VOBA	(67)	(80)	(40)	(190)	(26)	(147)	(565)
Interest expense	(33)	(40)	(59)	(39)	(39)	(73)	(88)
Operating expenses related to consolidated investment entities	(18)	(6)	(13)	(13)	(18)	(24)	(23)
Total benefits and expenses	(1,366)	(1,423)	(1,375)	(1,598)	(1,475)	(2,789)	1,520
Income (loss) from continuing operations before income taxes	153	91	300	411	1,028	244	2,066
Less:
Net investment gains (losses) and related charges and adjustments	(52)	(87)	(86)	(1)	29	(139)	67
Net guaranteed benefit gains (losses) and related charges and adjustments	3	(22)	(3)	(3)	(5)	(19)	5
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(50)	(47)	14	(173)	247	(97)	971
Income (loss) attributable to noncontrolling interests	75	43	100	214	447	118	447
Income (loss) on early extinguishment of debt	1	(5)	(21)	—	—	(4)	(10)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	4	33	—	—	4	—
Dividend payments made to preferred shareholders	4	14	4	14	4	18	18
Other adjustments	(51)	(17)	(19)	(28)	(46)	(68)	(57)
Adjusted operating earnings before income taxes	223	209	279	388	353	431	626

Voya Financial	Page 41 of 47

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Total revenues	1,519	1,514	1,675	2,009	2,503	3,033	546

Less:
Net investment gains (losses) and related charges and adjustments	(60)	(96)	(94)	(5)	(71)	(157)	(39)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	3	(22)	(3)	(3)	(5)	(19)	5
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	(58)	(46)	(11)	57	296	(104)	(3,413)
Revenues (loss) attributable to noncontrolling interests	93	48	112	228	464	142	470
Other adjustments	8	28	54	44	205	36	315
Total adjusted operating revenues	1,534	1,601	1,618	1,689	1,614	3,135	3,209

Adjusted operating revenues by segment
Wealth Solutions	706	754	791	857	807	1,460	1,589
Health Solutions	640	647	599	606	591	1,287	1,190
Investment Management	171	178	201	200	193	349	382
Corporate	17	22	27	25	24	39	48
Total adjusted operating revenues	1,534	1,601	1,618	1,689	1,614	3,135	3,209

Voya Financial	Page 42 of 47

Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Wealth Solutions
Adjusted operating revenues	page 9	706	754	791	857	807	3,108	3,070
Interest credited and other benefits to contract owners/policyholders		(222)	(218)	(223)	(227)	(223)	(890)	(925)
Other adjustments to Net Revenue		2	2	—	3	(1)	7	7
Net revenue	page 16	486	538	568	633	583	2,225	2,152
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(7)	52	82	147	96	274	286
Fee income related to divested businesses		—	—	—	—	10	—	53
Other adjustments to investment income		—	—	—	—	—	—	3
Net Revenue Excluding Notable Items	page 30	494	486	485	486	477	1,951	1,810

Health Solutions
Adjusted operating revenues	page 9	640	647	599	606	591	2,492	2,272
Interest credited and other benefits to contract owners/policyholders		(445)	(476)	(427)	(406)	(403)	(1,754)	(1,588)
Other adjustments to Net Revenue		—	—	—	—	1	—	(4)
Net revenue	page 20	195	171	172	200	189	738	680
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		—	5	9	14	11	28	30
Group Life Covid-19 impacts (1)		—	(40)	(34)	(28)	(15)	(102)	(76)
Other adjustments to net underwriting gain (loss) and other revenue (2)		—	—	—	10	3	10	14
Net Revenue Excluding Notable Items	page 30	195	206	198	204	188	803	712

(1) Prior periods have been revised to reflect updated claim information on the cause of death. There was no change to the total Group Life claims that were reported in prior periods. Covid-19 impacts in the second quarter of 2022 were not material, therefore they are not being reported as a notable item. In future quarters, we will only report Covid-19 impacts as a notable item if material.

(2) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 43 of 47

Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Investment Management
Adjusted operating revenues	page 9	171	178	201	200	192	750	790
Interest credited and other benefits to contract owners/policyholders		—	—	—	—	—	—	—
Other adjustments to Net Revenue		—	—	—	—	—	—	—
Net revenue	page 23	171	178	201	200	192	750	790
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(3)	3	12	21	20	33	65
Fee income related to divested businesses		—	—	—	—	—	—	6
Performance fees above (below) expectations		—	—	(15)	—	—	(15)	38
Net Revenue Excluding Notable Items	page 30	173	175	204	180	172	732	681

Consolidated
Total Adjusted operating revenues (1)	page 9	1,534	1,601	1,618	1,689	1,614	6,442	6,182
Interest credited and other benefits to contract owners/policyholders		(667)	(694)	(650)	(633)	(627)	(2,644)	(2,519)
Other adjustments to Net Revenue (1)		(15)	(20)	(27)	(23)	(23)	(85)	(40)
Net revenue	pages 16/20/23	852	887	941	1,033	964	3,713	3,623
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(10)	60	103	182	127	335	381
Group Life Covid-19 impacts (2)		—	(40)	(34)	(28)	(15)	(102)	(76)
Fee income related to divested businesses		—	—	—	—	10	—	59
Performance fees above (below) expectations		—	—	(15)	—	—	(15)	38
Other adjustments		—	—	—	10	3	10	17
Net Revenue Excluding Notable Items	page 30	862	867	887	870	837	3,486	3,203

(1) Includes adjusted operating revenue in Corporate, primarily TSA Revenue.
(2) Prior periods have been revised to reflect updated claim information on the cause of death. There was no change to the total Group Life claims that were reported in prior periods. Covid-19 impacts in the second quarter of 2022 were not material, therefore they are not being reported as a notable item. In future quarters, we will only report Covid-19 impacts as a notable item if material.

Voya Financial	Page 44 of 47

Reconciliation of Adjusted Operating Earnings by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Wealth Solutions Adjusted operating earnings before income taxes	page 9	186	205	241	319	295	951	833
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(7)	52	82	147	96	274	286
Other (1)(2)		(4)	(16)	1	(11)	23	(30)	(86)
Adjusted operating earnings excluding Notable Items	page 30	197	169	158	183	176	707	633

Health Solutions Adjusted operating earnings before income taxes	page 9	47	22	33	71	63	173	206
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		—	5	9	14	11	28	30
Group Life Covid-19 impacts (3)		—	(40)	(34)	(28)	(15)	(102)	(76)
Other (1)		—	—	—	10	3	10	14
Adjusted operating earnings excluding Notable Items	page 30	47	57	58	75	62	237	238

Investment Management Adjusted operating earnings before income taxes	page 9	40	39	59	63	66	201	255
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(2)	2	15	17	18	32	55
Other (4)		—	—	(15)	—	—	(14)	28
Adjusted operating earnings excluding Notable Items	page 30	42	37	58	46	48	183	172

Corporate Adjusted operating earnings before income taxes	page 9	(49)	(58)	(54)	(65)	(71)	(226)	(324)
Less:
Other (5)		—	—	(16)	(15)	(19)	(31)	(98)
Adjusted operating earnings excluding Notable Items	page 30	(49)	(58)	(38)	(50)	(52)	(195)	(226)

Consolidated Adjusted operating earnings before income taxes	page 9	223	209	279	388	353	1,099	970
Total Notable Items Adjustments		(14)	4	43	134	119	167	153
Consolidated Adjusted operating earnings excluding Notable Items	page 30	237	205	236	254	234	932	817

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.
(2) Includes DAC, VOBA, and other intangible unlocking and revenue and expenses related to FPC prior to its divestment in June 2021.
(3) Prior periods have been revised to reflect updated claim information on the cause of death. There was no change to the total Group Life claims that were reported in prior periods. Covid-19 impacts in the second quarter of 2022 were not material, therefore they are not being reported as a notable item. In future quarters, we will only report Covid-19 impacts as a notable item if material.

(4) Includes performance fees net of variable compensation.
(5) Includes incentive compensation driven by above (below) target performance.

Voya Financial	Page 45 of 47

Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	6/30/2022			3/31/2022			12/31/2021			9/30/2021			6/30/2021
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		64	0.57		27	0.24		403	3.36		142	1.15		459	3.53
Plus: Net income (loss) attributable to noncontrolling interest		75	0.68		43	0.36		100	0.83		214	1.75		447	3.43
Less: Preferred stock dividends		(4)	(0.04)		(14)	(0.12)		(4)	(0.03)		(14)	(0.11)		(4)	(0.03)
Less: Income (loss) from discontinued operations		—	—		—	—		5	0.05		(1)	(0.01)		(6)	(0.04)
Income (loss) from continuing operations	153	143	1.29	91	84	0.72	300	502	4.18	411	371	3.03	1,028	916	7.04
Less:
Net investment gains (losses) and related charges and adjustments	(52)	(41)	(0.37)	(87)	(69)	(0.59)	(86)	(68)	(0.56)	(1)	(1)	(0.01)	29	23	0.18
Net guaranteed benefit gains (losses) and related charges and adjustments	3	2	0.02	(22)	(17)	(0.15)	(3)	(2)	(0.02)	(3)	(2)	(0.02)	(5)	(4)	(0.03)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(50)	(39)	(0.35)	(47)	(37)	(0.32)	14	11	0.09	(173)	(137)	(1.12)	247	195	1.50
Net income (loss) attributable to noncontrolling interest	75	75	0.68	43	43	0.36	100	100	0.83	214	214	1.75	447	447	3.43
Income (loss) on early extinguishment of debt	1	1	—	(5)	(4)	(0.03)	(21)	(17)	(0.14)	—	—	—	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	4	3	0.03	33	26	0.22	—	—	—	—	—	—
Dividend payments made to preferred shareholders	4	4	0.04	14	14	0.12	4	4	0.03	14	14	0.11	4	4	0.03
Other adjustments	(51)	(44)	(0.40)	(17)	(20)	(0.17)	(19)	219	1.83	(28)	(33)	(0.27)	(46)	(35)	(0.27)
Adjusted operating earnings	223	185	1.67	209	172	1.47	279	229	1.90	388	315	2.57	353	287	2.20

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 46 of 47

Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Six months ended
(in millions except per share in whole dollars)	6/30/2022			6/30/2021
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		91	0.80		1,545	11.84
Plus: Net income (loss) attributable to noncontrolling interest		118	1.04		447	3.42
Less: Preferred stock dividends		(18)	(0.16)		(18)	(0.14)
Less: Income (loss) from discontinued operations		—	—		8	0.06
Income (loss) from continuing operations	244	227	2.00	2,066	2,002	15.34
Less:
Net investment gains (losses) and related charges and adjustments	(139)	(110)	(0.97)	67	53	0.41
Net guaranteed benefit gains (losses) and related charges and adjustments	(19)	(15)	(0.13)	5	4	0.03
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(97)	(77)	(0.67)	971	998	7.65
Net income (loss) attributable to noncontrolling interest	118	118	1.04	447	447	3.42
Income (loss) on early extinguishment of debt	(4)	(3)	(0.03)	(10)	(8)	(0.06)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	4	3	0.03	—	—	—
Dividend payments made to preferred shareholders	18	18	0.16	18	18	0.14
Other adjustments	(68)	(64)	(0.56)	(57)	(19)	(0.15)
Adjusted operating earnings	431	357	3.14	626	510	3.90

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 47 of 47

Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio, and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021

Book value per common share, including AOCI	39.88	54.66	70.88	69.19	68.34	39.88	68.34
Per share impact of AOCI	9.84	(5.16)	(19.48)	(20.60)	(21.44)	9.84	(21.44)
Book value per common share, excluding AOCI	49.71	49.50	51.40	48.59	46.90	49.71	46.90

Debt to capital ratio	34.6%	28.0%	23.9%	26.2%	26.2%	34.6%	26.2%
Capital impact of adding non-controlling interest	-6.9%	-4.2%	-3.0%	-3.3%	-2.9%	-6.9%	-2.9%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.2%	8.1%	6.7%	6.6%	6.9%	9.2%	6.9%
Financial leverage ratio	36.9%	31.9%	27.6%	29.5%	30.2%	36.9%	30.2%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	101.7	106.1	110.1	113.4	120.6	103.9	121.6
Dilutive effect of warrants	7.1	8.2	7.5	6.7	7.3	7.7	6.3
Other dilutive effects (2)	2.0	2.6	2.5	2.3	2.3	2.3	2.6
Weighted-average common shares outstanding - Diluted	110.8	117.0	120.1	122.4	130.2	113.9	130.5
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	110.8	117.0	120.1	122.4	130.2	113.9	130.6

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss from continuing operations available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.